UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2007

ESS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California	0-26660	94-2928582
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

48401 FREMONT BOULEVARD
FREMONT, CA	94538
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (510) 492-1088
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 26, 2007, ESS Technology, Inc. (“ESS” or the “Company”) entered into an Agreement of Purchase and Sale (the “Agreement”) by and between ESS and TC Fund Property Acquisitions, Inc. (“TC Fund”). Pursuant to the terms of the Agreement, ESS agreed to sell, subject to certain conditions, its real property assets located at 48401 Fremont Boulevard, 48461 Fremont Boulevard and 48481 Fremont Boulevard in Fremont, California and TC Fund agreed to purchase such real property assets for an aggregate amount of $26,300,000, subject to certain conditions including a 30-day due diligence approval period.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     (a) On October 26, 2007, pursuant to the Agreement described above, ESS agreed to sell the real property assets described above to TC Fund for $26,300,000, subject to certain conditions including a 30-day due diligence approval period. During such 30-day period, TC Fund may choose to terminate the agreement and its obligation to purchase the real property assets from ESS.
Item 2.02. Results of Operations and Financial Condition.
     On October 30, 2007, ESS Technology, Inc. (“ESS”) announced its consolidated financial results for the third quarter of fiscal year 2007. A copy of this press release is furnished as an exhibit to this Current Report on Form 8-K. The information in this Form 8-K, including the exhibit, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of ESS under the Securities Act of 1933, as amended, or the Exchange Act.
Use of Non-GAAP Information
     In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles (“GAAP”), ESS also provides in the earnings release certain non-GAAP financial measures that exclude certain charges as additional information relating to its operating results. These measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. The calculations of non-GAAP financial measures have been adjusted to exclude write-down of investment, stock compensation expenses under SFAS No. 123(R), gain on sale of technology and tangible assets, interest expense included in our provision (benefit) for income taxes, release of tax reserves into the company’s provision for income taxes and related tax effects. Pursuant to the requirements of Regulation G, ESS has provided reconciliation within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures as well as a statement disclosing the reasons why ESS’ management believes that the non-GAAP financial measures provide useful information to investors.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release dated October 30, 2007 regarding financial results related to the third quarter of fiscal year 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2007		ESS TECHNOLOGY, INC.
	By:	/s/ Robert L. Blair

Robert L. Blair President and Chief Executive Officer

EXHIBIT INDEX
99.1	Press Release dated October 30, 2007 regarding financial results related to the third quarter of fiscal year 2007.

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